                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 18, 2001

                          Centrack International, Inc.
             (Exact name of registrant as specified in its charter)

     Delaware                         0-27885                    113342926
 (State or other                 (Commission File              (IRS Employer
 jurisdiction of                      Number)               Identification No.)
  incorporation)

             1900 Corporate Blvd., Suite 305W, Boca Raton, FL 33431
          (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code       (561) 241-9921

                   6625 Via Recina, Boca Raton, Florida 33433
          (Former name or former address, if changed since last report)

Item 1 and Item 5.      Change in Control of the Registrant and Other Events.

     Change in Control of the Registrant.  Effective October 18, 2001, the
Company entered into a Stock Purchase Agreement (the "Agreement") with Lancer
Offshore, Inc., a Curacao, Netherlands Antilles corporation. Under the
Agreement, Lancer Offshore purchased 40,000,000 shares of the Company's Common
Stock, par value $.0001 for the sum of $400,000.00. Lancer Offshore, Inc. shall receive the 40,000,000 shares of Common Stock on a post reverse split basis. The reverse split is explained below. Upon effectiveness of the reverse stock split,
Lancer Offshore will own approximately 93% of the Company's issued and outstanding shares of Common Stock. In addition, under the Agreement the Company will issue warrants to Lancer Offshore to purchase 5,000,000 shares of the
Company's Common Stock exercisable at $.01 per share until December 31, 2001;
warrants to purchase 20,000,000 shares of Common Stock exercisable at $.05 per share until September 28, 2004; and warrants to purchase 20,000,000 shares of
Common Stock exercisable at $.10 per share until September 28, 2006. In connection with the Agreement the Company will also issue 2,000,000 shares of
Common Stock to Stenton Leigh Business Resources, Inc. along with warrants to purchase 1,000,000 shares of Common Stock exercisable at $.05 per share until
September 28, 2004 and warrants to purchase 1,000,000 shares of Common Stock exercisable at $.10 per share until September 28, 2006. The shares of Common
Stock underlying the warrants above are convertible on a post reverse split basis.

     Other Events. On October 12, 2001, the Board of Directors and a majority of the shareholders of the Company agreed by unanimous consent to change the name of the Company to "CTK Corp." and effectuate a 100:1 reversed stock split of the
Company's currently issued and outstanding shares of Common Stock. In accordance with Delaware General Corporate Law and the Securities Exchange Act, the Company
intends to mail an information statement to its shareholders of record at
October 4, 2001. The information statement will provide information regarding the name change and reverse the stock split. The name change and reverse stock split will become effective on or about November 20, 2001. The Company anticipates that the information statement will be mailed on or about October
30, 2001. Upon effectiveness of the reverse stock split, there will be issued and outstanding approximately 43,149,118 shares of the Company's Common Stock.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

None.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CENTRACK INTERNATIONAL, INC.

                                    By:/s/ Laurence S. Isaacson
                                       Laurence S. Isaacson, President

Dated:   October 18, 2001